AMENDMENT NO.1 TO

                                 LEASE AGREEMENT

                  AMENDMENT NO. 1 TO LEASE AGREEMENT dated as of June 16, 1997 (the "Amendment"), between FLEET NATIONAL BANK, formerly known as SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Owner Trustee, as Lessor, and MUSICLAND RETAIL, INC., a Delaware corporation, as Lessee.


                              W I T N E S S E T H:

     WHEREAS, Lessor and Lessee are parties to a certain Lease Agreement, dated as of March 31, 1994 (the "Lease Agreement");

     WHEREAS,   the  parties  hereto  desire  to  consummate  the   transactions
contemplated hereby;

     NOW, THEREFORE,  in consideration of the mutual agreements herein contained
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto hereby agree as follows;

     Section 1. Definitions. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the Lease Agreement for all purposes hereof.

     Section 2. Amendment to Lease Agreement. Subject to the terms and conditions set forth in Section 5 of this Amendment, Section 4.1 of the Lease Agreement is hereby amended by inserting the following text at the end of such
Section:

         "In addition, Lessee shall make the following prepayments of final Supplemental Rent payable under this Lease in amounts equal to: (a) $3,214,290 not later than 91 days after the earlier of (i) the "Effective Date," as such term is defined in Amendment No. 1 and Waiver to Participation Agreement, dated as of June 16, 1997, and (ii) the effective date of the amendment to the Credit Agreement referred in
         Section 6 (j) of such Amendment No. 1 and Waiver to Participation Agreement, (b) $1,714,290 on December 16, 1997, and (c) $857,130 on
         February 16, 1998. Lessee shall make additional prepayments of final Supplemental Rent under this Lease at the time of, and in percentage amounts equal to, any percentage reductions of the revolver commitment or under the Credit Agreement, other than scheduled commitment reductions for the revolver pursuant to the Credit Agreement as in effect on the Effective Date, as such term is defined in that certain Amendment No. 1 and Waiver to the Participation Agreement, or any identical reductions under a replacement senior Credit

Agreement. Each such prepayment shall be accompanied by a prepayment of any accrued and unpaid Basic Rent attributable to the amount of such prepayment of Supplemental Rent."

                  Section 3. Ratification. This Amendment is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Lease Agreement or any other Operative Document. The Lease Agreement as modified and amended by this Amendment is hereby ratified and confirmed in all respects.

                  Section 4. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by certified or registered mail, by nationally recognized courier service or by hand, or by facsimile communication followed by such courier service delivery and any such notice shall become effective when received or when delivery is refused, and shall be directed to the Address of such Person. From time to time any party may designate a new Address for purposes of notice hereunder by notice to each of the other parties hereto.

     Section 5. Effective Date. This Amendment shall become effective on the Effective Date, as such term is defined in that certain Amendment No. 1 and Waiver to Participation Agreement, dated as of June 16, 1997.

     Section 6. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 7. Headings, etc. The headings of the various Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     Section 8. Parties in Interest. Except as expressly provided herein, none of the provisions of this Amendment are intended for the benefit of any Person except the parties hereto, their successors and permitted assigns.

     Section 9. Governing Law. The terms and provisions of Section 19.8 of the Lease Agreement are incorporated herein by reference as though fully set forth herein.

     Section 10. Lease Agreement. From and after the date hereof, all references in the Lease Agreement and each of the other Operative Documents shall
                                      (2)
     be deemed to be references to the Lease Agreement after giving effect to this Amendment.







                                            IN  WITNESS  WHEREOF,   the  parties
                           hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   FLEET NATIONAL BANK, not in its individual capacity, but solely as Owner Trustee, as Lessor

                                   By:
                                   Title:



                                   MUSICLAND RETAIL, INC., as Lessee


                                   By:    Jack W. Eugster
                                   Title: Chairman, President & CEO





                                       (3)

                                            IN  WITNESS  WHEREOF,   the  parties
                           hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   FLEET NATIONAL BANK, not in its individual capacity, but solely as Owner Trustee, as Lessor

                                   By:

                                   Title: Vice President







                                   MUSICLAND RETAIL, INC., as Lessee


                                   By:

                                   Title: